Exhibit 99.3


Video Network Communications, Inc. acquisition of B2BVideo Network Corp.

On May 16, 2002, Video Network Communications, Inc. ("VNCI" or the "Company") acquired B2BVideo Network Corp. ("B2BVideo"). As a result of the acquisition, B2BVideo became a wholly-owned subsidiary of the Company. The following consideration was issued in connection with the acquisition:

         a) B2BVideo's common and preferred shareholders were issued 3,000,000 shares of VNCI common stock;

         b) Options to purchase B2BVideo Series A Preferred Stock were exchanged for options to purchase 139,123 shares of VNCI common stock;

         c) Options to purchase 2.75 Units of B2BVideo, each Unit consisting of (A) 50,000 shares of B2BVideo Series B Preferred Stock and (B) warrants to purchase 50,000 shares of B2BVideo's common stock, were exchanged for options to purchase an aggregate of 185,497 shares of VNCI common stock and warrants to purchase 46,374 shares of VNCI common stock;

         d) Warrants to purchase 3,176,000 shares of B2BVideo common stock issued and outstanding immediately prior to the closing date were exchanged for warrants to purchase 1,165,328 shares of VNCI common stock;

         e) Warrants to purchase 3,449,000 shares of B2BVideo's common stock which were terminated upon consummation of the merger;

         f) Holders of senior secured promissory notes of B2BVideo with an aggregate principal balance of $2,500,000 plus accrued interest were exchanged for 4,276,023 shares of VNCI's common stock and;

         g) Options to purchase 707,925 shares of VNCI's common stock were issued to employees of B2BVideo in exchange for outstanding vested B2BVideo options. These options were 100% vested at the date of issuance.


In addition, the Company also entered into a stock purchase agreement with Moneyline Network, LLC ("Moneyline"), a wholly owned subsidiary of Moneyline Telerate Holdings, on May 16, 2002. Pursuant to the stock purchase agreement Moneyline purchased 25,000,000 shares of the Company's common stock (representing approximately 51% of the Company's outstanding common stock after the merger) and warrants to purchase an additional 11,250,000 shares of the Company's common stock, all with an exercise price of $0.60 per share, for aggregate cash consideration of $15,000,000. Simultaneously, certain existing and new investors purchased 7,750,000 newly issued shares of the Company's common stock at $0.60 per share, providing aggregate gross proceeds of $4,650,000 to the Company.


Also as part of this agreement, the following took place:

         a) A payment of $1,100,000 was made to Sanmina Corp. to extinguish a secured promissory note issued to Sanmina by the Company, with an outstanding principal balance of $2,900,000 and accrued interest of $587,145. The Company expects to record an extraordinary gain of $2,387,000 related to the extinguishment of this debt. Such extraordinary gain has not been reflected in the pro forma condensed combining statements of operations;

         b) A payment to Shaw Pittman LLP, a supplier of the Company, of $250,000 to settle outstanding invoices of $378,000,

         c) Promissory notes in the principal amount of $3,723,982 and accrued interest of $142,913 were exchanged for 6,444,823 shares of the Company's common stock,


The following unaudited pro forma statements of operations for the year ended December 31, 2001 and the three months ended March 31, 2002, give effect to the merger and the related financing as if these had occurred on January 1, 2001. The unaudited pro forma balance sheet as of March 31, 2002 gives effect to the merger and the related financing as if they had occurred on March 31, 2002.

                                                Video Networks Communications, Inc.
                                       Unaudited Pro Forma Condensed Combining Balance Sheet
                                                        As of March 31, 2002

                                                                         Pro Forma   Notes     Pro Forma    Notes
                                                                         Adjustments -        Adjustments -          Pro Forma
 ASSETS                                         VNCI     B2B Video        Financing              Merger              Combined
                                                ----     ---------      -----------------    -----------------    --------------
Current assets:
   Cash and cash equivalents            $    193,126    $    127,767    $ 15,000,000  [1]    $    500,000 [10]     $ 15,514,780
                                                                           4,650,000  [2]      (1,612,788) [5]
                                                                          (1,100,000) [3]        (145,935) [9]
                                                                            (684,602) [4]
                                                                          (1,612,788) [5]
                                                                             200,000  [7]

   Accounts receivable, Net                  101,875         179,916                                                    281,791
   Inventories                             1,044,193         531,810                              (87,628) [11]       1,488,375
   Other current assets                       16,820         800,021              --             (708,191) [9]          108,650
                                        ------------    ------------    ------------           ----------          ------------
Total current assets                       1,356,014       1,639,514      16,452,610           (2,054,542)           17,393,596

Property and equipment, net                  230,316       1,204,500                                                  1,434,816
Trademarks and patents, net                  279,313                                                                    279,313
Goodwill                                                                                        9,920,966 [9]         9,920,966
Other assets                                   8,309         896,760              --             (689,350)[9]           215,719
                                        ------------    ------------    ------------         ------------          ------------
Total Assets                            $  1,873,952    $  3,740,774    $ 16,452,610         $  7,177,074          $ 29,244,410
                                        ============    ============    ============         ============          ============

LIABILITIES AND STOCKHOLDERS'  EQUITY/(DEFICIT)
Current liabilities:
   Accounts payable                        2,350,021         961,361      (1,436,441) [4]        (145,935) [9]        1,729,006
   Deferred revenue                           26,872       1,060,772                           (1,060,772) [9]           26,872
   Accrued liabilities                     1,120,105         316,334        (587,145) [3]         (66,850) [9]          639,531
                                                                            (142,913) [6]
   Due to VNCI                                             1,160,393                           (1,160,393) [9]              --

Current portion of notes payable           6,107,380       2,000,000      (2,900,000) [3]      (2,000,000) [10]          18,446
                                                                          (3,723,982) [6]
                                                                             200,000  [7]
                                                                             335,048  [8]
Current portion of capital lease
  obligations                                 19,926          55,249              --                   --                75,175
                                        ------------    ------------    ------------         ------------          ------------
Total current liabilities                  9,624,304       5,554,109      (8,255,433)          (4,433,950)            2,489,030

Capital lease obligations, less current
  portion                                     23,227              --              --                                     23,227
Mandatorily Redeemable Preferred Stock:
   Series B redeemable convertible
     preferred stock                                       2,000,000              --           (2,000,000) [9]               --
   Series A redeemable convertible
     preferred stock                                       5,500,000                           (5,500,000) [9]               --
Shareholders' Equity/(Deficit)
   Deferred stock-based compensation                        (166,240)                             166,240  [9]               --
   Common stock                               21,336           1,520         250,000  [1]          (1,520) [9]          486,044
                                                                              77,500  [2]          30,000  [9]
                                                                              64,448  [6]          42,760 [10]
   Additional paid-in capital             62,436,674       3,475,230      14,750,000  [1]       7,355,317  [9]       93,761,390
                                                                           4,572,500  [2]      (3,475,230) [9]
                                                                          (1,612,788) [5]       2,457,420 [10]
                                                                           3,802,447  [6]
   Accumulated deficit                   (70,231,589)    (12,623,845)      2,387,145  [3]         (87,628) [11]     (67,515,281)
                                                                            (335,048) [8]
                                                  --              --         751,839  [4]      12,623,845  [9]               --
                                        -------------   ------------    ------------         ------------          ------------
 Total stockholders' equity/(deficit)     (7,773,579)     (9,313,335)     24,708,043           19,111,024            26,732,153
                                        ------------    ------------    ------------         ------------          ------------

Total liabilities stockholders'
  equity/(deficit)                       $ 1,873,952    $  3,740,774    $ 16,452,610         $  7,177,074          $ 29,244,410
                                        ============    ============    ============         ============          ============

See notes to unaudited pro forma condensed combining financial information

                                                  Video Networks Communications, Inc.
                                    Unaudited Pro Forma Condensed Combining Statement of Operations
                                               For the three months ended March 31, 2002


                                                                                 Pro Forma           Pro Forma Notes  March 31, 2002
                                                                                 Adjustments        Adjustments -       Pro Forma
                                                     VNCI       B2B Video       - Financing             Merger          Combined
                                                     ----       ---------       -----------             ------          --------
 Revenues:
    Products                                      $   316,109      $   174,367      $        --      $(266,473)[11]  $   224,003
    Services                                           51,337          112,152               --             --          163,489
                                                  -----------      -----------      -----------      ---------      -----------

                                                      367,446          286,519               --       (266,473)         387,492

 Cost of sales:
    Products                                          241,108          198,271                       (178,845)[11]      260,534
    Services                                           14,051          259,258               --             --          273,309
                                                  -----------      -----------      -----------      ---------      -----------

                                                      255,159          457,529               --       (178,845)         533,843

 Gross margin
                                                      112,287         (171,010)              --        (87,628)        (146,351)

 Operating expenses:
    Research and development                          560,889          484,460               --             --        1,045,349
    Selling, general and administrative             1,341,282          840,185               --             --        2,181,467
                                                  -----------      -----------      -----------      ---------      -----------

Total operating expenses                            1,902,171        1,324,645               --             --        3,226,816

 Loss from operations                              (1,789,884)      (1,495,655)              --        (87,628)      (3,373,167)
 Interest  expense, net                               769,263          134,289               --             --          903,552
                                                  -----------      -----------      -----------      ---------      -----------

 Net loss from operations                         $(2,559,147)     $(1,629,944)     $        --      $ (87,628)     $(4,276,719)
                                                  ===========      ===========      ===========      =========      ===========



  Net loss per common share - basic & diluted           (1.20)                                                      $     (0.09)

  Weighted average shares outstanding - basic &
  diluted                                           2,133,594                        39,194,823      7,276,023       48,604,440

See notes to unaudited pro forma condensed combining financial information

                                                  Video Networks Communications, Inc.
                                    Unaudited Pro Forma Condensed Combining Statement of Operations

                                              For the twelve months ended December 31, 2001

                                                                              Pro Forma  Notes   Pro Forma Notes  December 31, Notes
                                                                              Adjustments-       Adjustments-     2001 Pro Forma
                                                    VNCI         B2B Video     Financing            Merger         Combined
                                                    ----         ---------     ---------            ------         --------

  Revenues:
Products                                        $  3,388,527     $    40,367     $      --     $ (197,103)[11] $  3,231,791

Services                                           9,587,188          26,000            --               --       9,613,188
                                                ------------     -----------     ---------     ------------    ------------

                                                  12,975,715          66,367            --         (197,103)     12,844,979

  Cost of sales:
     Products                                      5,829,968         430,614            --     (284,365)[11]      5,976,217
     Services                                      5,512,979         223,323            --               --       5,736,302
                                                ------------     -----------     ---------     ------------    ------------

                                                  11,342,947         653,936            --         (284,365)     11,712,518

  Gross margin
                                                   1,632,768        (587,569)           --           87,262       1,132,461

  Operating expenses:
     Research and development
                                                   2,774,336       1,568,758            --               --       4,343,094
     Selling, general and administrative           6,135,632       2,827,578     (751,839)[4]            --       8,211,371
     Asset impairment charge                         168,728              --            --               --         168,728
                                                ------------     -----------     ---------     ------------    ------------

 Total operating expenses                          9,078,696       4,396,336      (751,839)              --      12,723,193

  Loss from operations                            (7,445,928)     (4,983,905)      751,839           87,262     (11,590,732)
  Interest  expense, net                           1,579,037          50,220     1,150,394[12]           --       2,779,651
                                                ------------     -----------     ---------     ------------    ------------
  Net income/(loss) from operations             $ (9,024,965)    $(5,034,125)    $(398,555)    $     87,262     (14,370,383)[13]
                                                ============     ===========     =========     ============     ===========


  Net loss per common share - basic & diluted
                                                $      (4.23)                                                  $      (0.30)
  Weighted average shares outstanding
     - basic & diluted                             2,133,594                    39,194,823        7,276,023      48,604,440

See notes to unaudited pro forma condensed combining financial information

                     VIDEO NETWORK COMMUNICATIONS, INC.

   NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

1.       Basis of Presentation

         On May 16, 2002, Video Network Communications, Inc. ("VNCI" or the "Company") acquired B2BVideo Network Corp. ("B2BVideo"). As a result of the acquisition, B2BVideo became a wholly-owned subsidiary of the Company (the "Merger"). The following consideration was issued in connection with the acquisition:

         a) B2BVideo's common and preferred shareholders were issued 3,000,000 shares of VNCI common stock;

         b) Options to purchase B2BVideo Series A Preferred Stock were exchanged for options to purchase 139,123 shares of VNCI's common stock;

         c) Options to purchase 2.75 Units of B2BVideo, each Unit consisting of (A) 50,000 shares of B2BVideo Series B Preferred Stock and (B) warrants to purchase 50,000 shares of B2BVideo's common stock, were exchanged for options to purchase an aggregate of 185,497 shares of VNCI common stock and warrants to purchase 46,374 shares of VNCI's common stock;

         d) Warrants to purchase 3,176,000 shares of B2BVideo common stock issued and outstanding immediately prior to the closing date were exchanged for warrants to purchase 1,165,328 shares of VNCI's common stock (such amounts exclude warrants to purchase 3,449,000 shares of B2BVideo's common stock which were terminated upon consummation of the merger);

         e) Holders of senior secured promissory notes of B2BVideo with an aggregate principal balance of $2,500,000 plus accrued interest were exchanged for 4,276,023 shares of VNCI's common stock and;

         f) Options to purchase 707,925 shares of VNCI's common stock were issued to employees of B2BVideo in exchange for outstanding vested B2BVideo options. These options were 100% vested at the date of issuance.

         In addition, on May 16, 2002 the Company entered into a stock purchase agreement with Moneyline Network, LLC ("Moneyline"), a wholly owned subsidiary of Moneyline Telerate Holdings. Pursuant to the stock purchase agreement Moneyline purchased 25,000,000 shares of the Company's common stock (representing approximately 51% of the Company's outstanding common stock after the merger) and warrants to purchase an additional 11,250,000 shares of the Company's common stock, all with an exercise price of $0.60 per share, for aggregate cash consideration of $15,000,000. Simultaneously, certain existing and new investors purchased 7,750,000 newly issued shares of the Company's common stock at $0.60 per share, providing aggregate gross proceeds of $4,650,000 to the Company.

         Also as part of this transaction, the following took place:

         a. A payment of $1,100,000 was made to Sanmina Corp. to extinguish a secured promissory note issued to Sanmina by the Company, with an outstanding principal balance of $2,900,000 and accrued interest of $587,145. The Company expects to record an extraordinary gain of $2,387,000 related to the extinguishment of this debt. Such extraordinary gain has not been reflected in the pro forma condensed combining statements of operations;

         b. A payment to Shaw Pittman LLP, a supplier of the Company, of $250,000 to settle outstanding invoices of approximately $378,000;

         c. Promissory notes in the aggregate principal amount of $3,723,982 and accrued interest of $142,913 were exchanged for 6,444,823 shares of the Company's common stock,

         The accompanying unaudited pro forma financial information is presented for illustrative purposes and is not necessarily indicative of the results of operations that would have been reported if the combination had been completed as presented in the accompanying unaudited pro forma condensed combining balance sheet and statements of operations. The results of operations of B2BVideo will be consolidated with the results of operations of the Company for all periods subsequent to the acquisition date of May 16, 2002. The unaudited pro forma condensed combined financial information presented is based on, and should be read in conjunction with, the historical financial statements and the related notes thereto for both the Company and B2BVideo.

         The allocation of the purchase price consideration to the assets acquired and liabilities assumed included in the pro forma condensed combined financial information was based upon preliminary estimates of the fair market value of the acquired assets and assumed liabilities. These estimates of fair market value may change based upon completion of the Company's final valuation of the assets and liabilities of B2BVideo.

         The following table sets forth the components of the purchase price:

                   Common stock issued                        $   4,365,614
                   Options issued to employees                    1,666,840
                   Warrants issued                                3,042,362
                   Options issued to non-employees                  810,501
                   Payments for B2B liabilities                     145,935
                   Estimated transaction costs                    1,612,788
                                                              -------------
                   Total purchase price                       $  11,644,040
                                                              =============


         The consideration issued to holders of B2BVideo's equity instruments and debtholders in connection with the acquisition of B2BVideo was valued as follows:

         a) VNCI Common Stock - The value of VNCI's common stock was determined to be $0.60 per share, the price at which VNCI sold its common stock to Moneyline and certain existing and new investors on May 16, 2002.

         b) Options issued to B2BVideo employees - All outstanding options held by employees to purchase B2BVideo's common stock have been exchanged for options to purchase 707,925 shares of VNCI's common stock. The options have varying exercise prices and 100% were vested at the date of issuance. The Company valued such stock options using the Black-Scholes option pricing model at $1,666,840. The calculation was based on the following assumptions:

                           Volatility                      144%
                           Expected life                   3 years
                           Risk free interest rate         3.8%
                           Dividend Rate                   N/A

         c) Warrants - Warrants to purchase the Company's common stock issued in connection with the acquisition were also valued using the Black-Scholes option pricing model. The warrants have varying exercise prices. The Company valued such warrants at $3,042,362. The calculation was based on the same assumptions as discussed in b) above.

         d) Options issued to non-employees - Options to purchase the Company's common stock issued in connection with the acquisition were valued using the Black-Scholes option pricing model. The options have varying exercise prices. The Company valued such options at $810,501. The calculation was based on the same assumptions as discussed in b) above.

         The following table provides the preliminary estimated fair value of the acquired assets and liabilities assumed based upon B2BVideo's March 31, 2002 balance sheet:

                  Current assets                                  $ 1,431,249
                  Property and equipment                            1,204,500
                  Other assets                                        207,410
                  Liabilities assumed, current                     (1,120,085)
                                                                  ------------
                  Fair value of net assets acquired                 1,723,074
                                                                   -----------
                  Preliminary goodwill                              9,920,966
                                                                   -----------
                  Total estimated fair value of net assets
                  acquired and recorded goodwill                  $11,644,040
                                                                  ============

         In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets, effective for fiscal years beginning after December 15, 2001. The provisions of these statements apply to all business combinations initiated after June 30, 2001. Under the provisions of these pronouncements, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be subject to annual impairment tests. Intangible assets with finite lives will be amortized over their useful lives.

         In accordance with the provisions of SFAS No. 142, the Company will not amortize goodwill and intangible assets with indefinite lives recorded in connection with the acquisition of B2Bvideo. The Company expects to perform an annual impairment test of the goodwill and indefinite lived intangible assets but has not yet determined what effect these tests will have on the results of operations or the financial position of the Company in future periods.

2.       Explanation of pro forma adjustments:

         The accompanying pro forma condensed combining financial statements give effect to the merger and the related financing. The unaudited pro forma statements of operations for the year ended December 31, 2001 and the three months ended March 31, 2002, give effect to the merger and the related financing as if these had occurred on January 1, 2001. The unaudited pro forma balance sheet as of March 31, 2002 gives effect to the merger and the related financing as if they had occurred on March 31, 2002.

         Balance Sheet Adjustments:

A.       Related to Financing

         1) Sale and issuance to Moneyline of 25,000,000 shares of the Company's common stock and warrants to purchase an additional 11,250,000 shares of the Company's common stock (all with an exercise price of $0.60 per share), for total aggregate cash consideration of $15,000,000.

         2) Sale and issuance of 7,750,000 shares of the Company's common stock to certain existing and new investors at a price of $0.60 per share providing aggregate gross proceeds of $4,650,000.

         3) Settlement of a secured promissory note issued to Sanmina Corp. in the principal amount of $2,900,000 and accrued interest of $587,145 in return for a payment of $1,100,000 by the Company.

         4) Payment of $684,602 to various creditors to settle outstanding payables of $1,436,441, including payment to Shaw Pittman LLP.

         5) To reflect estimated costs of the financing primarily comprised of legal, investment banking and accounting fees. Total estimated costs of the financing and acquisition transaction amounted to $3,225,576, of which 50% were allocated to the financing and 50% were allocated to the purchase price of the acquisition.

         6) Issuance of 6,444,823 shares of the Company's common stock in exchange for the cancellation of promissory notes with an aggregate principal amount of $3,723,982 and accrued interest of $142,913.

         7) Reflects bridge loans of $200,000 made to VNCI subsequent to March 31, 2002 but prior to the financing. As part of the financing and as included in the amounts shown in 6) above, these Bridge notes were converted to common stock of VNCI.

         8) Reflects an adjustment of $335,048 for additional interest expense relating to the unamortized value assigned to warrants on previously issued bridge notes, utilizing the Black-Scholes option pricing model.

         B. Related to Merger

         9) Reflects the issuance of 3,000,000 shares of the Company's common stock to purchase all of the outstanding common and preferred stock of B2BVideo; issuance of options to purchase 139,123 shares of the Company's common stock in exchange for options to purchase B2BVideo's Series A Preferred Stock; issuance of 185,497 shares of common stock and warrants to purchase 46,374 shares of common stock in exchange for options to purchase 2.75 Units of B2B Series B Preferred Stock; issuance of 707,925 vested options to purchase the Company's common stock in exchange for vested options held by B2BVideo employees and; the issuance of 1,165,328 warrants to purchase the Company's common stock in exchange for warrants to purchase 6,625,000 shares of B2BVideo common stock. In addition, reflects adjustments to the balance sheet of B2BVideo to reflect the fair value of acquired assets and assumed liabilities, including the payment by VNCI of $145,935 of B2BVideo accounts payable (see note 1).

         10) Reflects an additional bridge loan of $500,000 made to B2BVideo subsequent to March 31, 2002, but prior to the acquisition. On completion of the acquisition the holders of senior secured promissory notes with an aggregate principal balance of $2,500,000 and associated accrued interest of approximately $180,000 were converted to 4,276,023 shares of the Company's common stock (see note 1).

         Income Statement Adjustments:

         A.    Related to Acquisition

         11) Reflects the elimination of inter-company profits included in the inventory of B2BVideo at March 31, 2002 upon combination of the financial statements of the Company and B2Bvideo, and related to the sale of equipment by the Company to B2BVideo.

         12) Reflects additional interest expense of VNCI of $1,150,394 related to the unamortized value assigned to warrants on previous bridge note issuances.

         13) Excludes extraordinary gain on early extinguishment of debt by VNCI of $2,387,000.